SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                      October 22, 2004 (October 19, 2004)
                  ____________________________________________
                Date of Report (Date of earliest event reported)


                                RCN Corporation
                  ____________________________________________
             (Exact name of Registrant as specified in its charter)

              Delaware                  0-22825           22-3498533
--------------------------------- ---------------- -------------------------
  (State or other jurisdiction of   (Commission         (IRS Employer
           Incorporation)             File No.)     Identification Number)


                              105 Carnegie Center
                            Princeton, NJ 08540-6215
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          (Address of principal executive offices, including zip code)

                                 (609) 734-3700
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              (Registrant's telephone number, including area code)

                                 Not Applicable
  ---------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

[   ]       Written communications pursuant to Rule 425 under
            the Securities Act (17 CFR 230.425)

[   ]       Soliciting material pursuant to Rule 14a-12 under
            the Exchange Act (17 CFR 240.14a-12)

[   ]       Pre-commencement communications pursuant to
            Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]       Pre-commencement communications pursuant to
            Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.        Other Events

         On October 19, 2004, RCN Corporation ("RCN" or the "Company") issued a press release announcing its intent to acquire the remaining 50% interest in Starpower Communications, LLC that the Company does not own. A copy of the press release is filed as Exhibit 99.1 to this Report on Form 8-K and is incorporated by reference herein.

         This Report on Form 8-K and its exhibit are not intended to be, nor should they be construed as, a solicitation for a vote on the plan of reorganization of the Company. RCN will emerge from Chapter 11 if and when the plan of reorganization of the Company receives the requisite stakeholder approval and is confirmed by the Bankruptcy Court.

Cautionary Statement About Forward-Looking Statements

         Some of the statements made by RCN in this filing and the exhibit are forward-looking in nature. Actual results may differ materially from those projected in forward-looking statements as a result of a number of factors. The Company believes that the primary factors include, but are not limited to, the ability to successfully complete a financial restructuring on a consensual basis with some or all of the Company's relevant constituents or otherwise successfully to reorganize, availability of financing, ability to obtain regulatory approvals, uncertainty relating to economic conditions, ability to attract and retain qualified management and other personnel, changes in government and regulatory policies, pricing and availability of equipment, materials, inventory and programming, the Company's ability to meet the requirements in its franchise agreements, the number of potential customers in a target market, the completion of acquisitions or divestitures, acceptance of the Company's services, development and implementation of business support systems for provisioning and billing, the availability and success of strategic alliances or relationships, ability to overcome significant operating losses, ability to reduce overhead costs, ability to develop and penetrate existing and new markets, technological developments and changes in the industry, changes in the competitive environment in which the Company operates, the Company's ability to produce sufficient cash flow and to adequately identify and disclose material information in future filings with the SEC. Additional information concerning these and other important factors can be found in the Company's filings with the SEC. Statements in this filing and the exhibits should be evaluated in light of these important factors.


Item 9.01.        Financial Statements and Exhibits.

         (a)      Exhibits

                  Exhibit 99.1 RCN Corporation Press Release, dated October 19, 2004

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RCN Corporation


                                            By:      /s/ Deborah M. Royster
                                                     _______________________
                                            Name:    Deborah M. Royster
                                            Title:   Senior Vice President,
                                                     General Counsel and
                                                     Corporate Secretary

Date:  October 22, 2004

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                                 EXHIBIT INDEX

Exhibit
   No.

Exhibit 99.1      RCN Corporation Press Release, dated October 19, 2004